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                                                                      EXHIBIT 32


          CERTIFICATIONS PURSUANT TO SECTION 906 OF THE PUBLIC COMPANY
              ACCOUNTING REFORM AND INVESTOR PROTECTION ACT OF 2002


     On March 30, 2004, Questcor Pharmaceuticals, Inc. filed its Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-K:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Questcor Pharmaceuticals, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

(i) the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 30, 2004                           /s/ Charles J. Casamento
                                                --------------------------------
                                                Charles J. Casamento
                                                Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Questcor Pharmaceuticals, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

(i) the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2004                           /s/ Timothy E. Morris
                                                --------------------------------
                                                Timothy E. Morris
                                                Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.